UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): September 7, 2006
NOBLE CORPORATION
(Exact name of registrant as specified in its charter)

CAYMAN ISLANDS	001-31306	98-0366361

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

13135 South Dairy Ashford, Suite 800 Sugar Land, Texas	77478

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 276-6100
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On September 7, 2006, Noble Corporation (the “Registrant”) and Noble Drilling Services Inc. (the “Employer”), a wholly owned, indirect subsidiary of the Registrant, entered into an employment arrangement with David W. Williams pursuant to which Mr. Williams will serve as the Senior Vice President — Business Development of the Employer. Pursuant to the terms of the employment arrangement, the Employer will pay Mr. Williams an annual salary of $450,000, and Mr. Williams will participate in all employee benefits available to other executives of the Employer or the Registrant, including health care and life and short-term disability insurance programs. Mr. Williams will also be eligible to participate in the Noble Drilling Corporation Profit Sharing Plan, Noble Drilling Corporation 401(k) Savings Plan, Noble Drilling Corporation 401(k) Savings Restoration Plan, Noble Corporation Short Term Incentive Plan, and Noble Corporation 1991 Stock Option and Restricted Stock Plan (the “Plan”). In connection with Mr. Williams’ employment, the Compensation Committee of the Board of Directors of the Registrant has authorized and approved the grant of nonqualified options to purchase 50,000 of the Registrant’s Ordinary Shares and the award of 50,000 time-vested restricted shares. The options will vest over a three year period ending on the third anniversary of the grant date (i.e., the date of commencement of employment) and, if not sooner forfeited or exercised, will expire upon the tenth anniversary of such date. The restricted shares will also vest over the same three-year period. The stock options and restricted shares will be awarded under the Plan, which has been previously approved by the holders of Ordinary Shares of the Registrant. The Employer expects the date of commencement of employment of Mr. Williams to be on or about September 20, 2006.
     The Employer and Mr. Williams will enter into an employment agreement that becomes effective upon a change of control of the Registrant (within the meaning set forth in the agreement) or a termination of employment in connection with or in anticipation of a change of control, and remain effective for three years thereafter. The performance by the Employer of this employment agreement will be guaranteed by the Registrant. A brief description of such form of employment agreement is included under “Employment Agreements” on page 17 of the Registrant’s definitive proxy statement dated March 17, 2006 and is incorporated herein by reference.
     Prior to his hiring by the Employer, Mr. Williams served as Executive Vice President of Diamond Offshore Drilling Inc., an offshore drilling contractor.
Item 7.01 Regulation FD Disclosure.
     On September 11, 2006, the Company issued a press release announcing the hiring of David W. Williams by the Employer. A copy of such press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and will be published in the “Newsroom” area on the Company’s web site at http://www.noblecorp.com. Pursuant to the rules and regulations of the U.S. Securities and Exchange Commission, the press release is being furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

EXHIBIT
NUMBER		DESCRIPTION
99.1	—	Noble Corporation Press Release issued September 11, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE CORPORATION
Date: September 11, 2006	By:	/s/ MARK A. JACKSON
Mark A. Jackson,
President and Chief Operating Officer

INDEX TO EXHIBITS

EXHIBIT
NUMBER		DESCRIPTION
99.1	—	Noble Corporation Press Release issued September 11, 2006.

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